Exhibit 10.1
SIXTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
This Sixth Amendment to Executive Employment Agreement (this “Amendment”) is entered into by and between American Reprographics Company, a Delaware corporation (“ARC”) as the employer, and Kumarakulasingam Suriyakumar, an individual residing in the State of California (“Executive”), as the employee, on August 2, 2010.
WHEREAS, ARC and Executive entered into an Executive Employment Agreement dated January 7, 2005, as amended (“Agreement”), under which Executive is employed as Chief Executive Officer and President of ARC. The parties now wish to enter into this Amendment to amend the Agreement.
Now, therefore, the parties agree as follows:
1. All capitalized terms in this Amendment not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
2. A new Subsection 3(a)(iii) is added to Section 3(a) of the Agreement (Base Salary) as follows:
"(iii) The amount of Base Salary payable to Executive pursuant to Section 3(a) shall be reduced by five percent (5%) (the “Additional 2010 Base Salary Reduction”) effective as of July 24, 2010 through and including December 31, 2010 (the “Effective Period”), which reduction shall be in addition to the 2010 Base Salary Reduction. Notwithstanding anything to the contrary contained in this Subsection 3(a)(iii), if Executive’s employment with ARC is terminated other than for Cause during the Effective Period, any Base Salary severance benefits payable to Executive under Sections 12(a), (c) or (d) of the Agreement shall be calculated based on the amount of Base Salary set forth in Section 3(a), without taking into account the Additional 2010 Base Salary Reduction.”
3. Except as specifically set forth in this Amendment, the Agreement remains in full force and effect without modification.
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first hereinabove set forth.

AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation
By:	/s/ Jonathan R. Mather
	Name:	Jonathan R. Mather
	Title:	Chief Financial Officer

EXECUTIVE
/s/ Kumarakulasingam Suriyakumar
Kumarakulasingam Suriyakumar